Exhibit 10.3
AMENDMENT NO. 2 TO
NON-COMPETITION AGREEMENT
This AMENDMENT NO. 2 TO NON-COMPETITION AGREEMENT (this “Amendment”) is made as of June 30, 2021, by and between EnerVest, Ltd., a Texas limited partnership (“EnerVest”), and Magnolia Oil & Gas Corporation (formerly known as TPG Pace Energy Holdings Corp.), a Delaware corporation (“PubCo”). EnerVest and PubCo may be referred to herein each as a “Party” and together as the “Parties.”
WHEREAS, the Parties have previously executed that certain Non-Competition Agreement, dated as of July 31, 2018 (the “Original Agreement”), pertaining to the restraint from competition by EnerVest and certain of its affiliates in certain geographic areas in which PubCo operates;
WHEREAS, the Parties have previously executed that certain Amendment No. 1 to Non-Competition Agreement, dated as of January 29, 2021 (“Amendment No. 1”), pursuant to which the Parties agreed, among other things, to amend certain provisions of the Original Agreement relating to consideration to be paid thereunder; and
WHEREAS, the Parties desire to further amend the Original Agreement, as amended by Amendment No. 1 (the “Existing Agreement”), as set forth herein and to agree upon revised provisions relating to consideration to be paid thereunder and the termination thereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Section 4(c) of the Existing Agreement shall be amended and restated in its entirety as follows:
“(c)    Subject to Section 8, and because during the Prohibited Period the Closing Sale Price of the Class A Common Stock equaled or exceeded $14.50 for at least 10 Trading Days in a consecutive 20-Trading Day period (which constitutes the satisfaction of the “Second Condition”), PubCo shall, at and by the direction of EnerVest, subject to Section 4(i), issue to EES 1,600,000 shares of Class A Common Stock on June 30, 2021, or as soon as reasonably practicable thereafter, via book entry issuance bearing customary legends noting that such securities constitute restricted securities under the Securities Act, provided, that any portion of such share consideration may be settled, wholly or in part, in cash in an amount equal to the average of each of the Closing Sale Price of the Class A Common Stock on each of the Trading Days in the consecutive 5-Trading Day period leading up to and including June 29, 2021 multiplied by the number of such shares to be settled in cash on June 30, 2021, or as soon as reasonably practicable thereafter, at the sole option of PubCo.”
2.Section 7(t) of the Existing Agreement shall be amended and restated in its entirety as follows:

“(t)    “Prohibited Period” shall mean the period beginning on the Closing Date and ending on June 30, 2021.”
3.For the avoidance of doubt, the Existing Agreement, other than Sections 4(c) and 4(j), and any other provisions necessary to implement the Parties’ obligations under Sections 4(c) and 4(j), shall terminate on June 30, 2021.
4.THIS AMENDMENT, THE REGISTRATION RIGHTS AGREEMENT, THE PURCHASE AGREEMENTS (AS DEFINED IN THE ORIGINAL AGREEMENT), THE ORIGINAL AGREEMENT AND AMENDMENT NO. 1, COLLECTIVELY, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF.
5.This Amendment shall not constitute an amendment or waiver of any provision of the Existing Agreement not expressly referred to herein. The Existing Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby.
6.The applicable provisions of Sections 9, 10 and 12 through 18 of the Existing Agreement shall apply mutatis mutandis to this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
ENERVEST, LTD.
By: EnerVest Management GP, L.C.,
its General Partner

By: /s/ Jud Walker
Name: Jud Walker
Title: President & Chief Executive Officer

Signature Page to Amendment No. 2 to Non-Competition Agreement

MAGNOLIA OIL & GAS CORPORATION

By: /s/ Stephen Chazen
Name: Stephen Chazen
Title: Chief Executive Officer
Signature Page to Amendment No. 2 to Non-Competition Agreement